SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549


                             FORM 8-K/A

                           AMENDMENT NO.1

                                 TO

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  February 22, 1996


                   Crown Cork & Seal Company, Inc.
       (Exact name of Registrant as specified in its charter)




   Pennsylvania               1-2227                 23-1526444
  (State or other        (Commission             (IRS Employer
  jurisdiction of        File Number)          Identification No.)
  incorporation)



    9300 Ashton Road, Philadelphia, PA                      19136
  (Address of principal executive offices)               (Zip Code)


  Registrant's telephone number, including area code:  (215) 698-5100


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    Item 2.   Acquisition or Disposition of Assets.

Acquisition of CarnaudMetalbox

          On February 26, 1996, Crown completed settlement of its previously announced exchange offer (the "Offer") to acquire all of the outstanding shares of common stock, par value FF 10 per share (the "CarnaudMetalbox Shares"), of CarnaudMetalbox, a
French societe anonyme. Under the terms of the Offer, Crown offered to exchange or purchase each CarnaudMetalbox Share validly tendered in the Offer for, at the election of the holder, either
(1) 1.086 Units, each Unit consisting of (x) .75 shares of Crown Common Stock, par value $5.00 per share ("Crown Common Stock") and (y) .25 shares of Crown 4.5% Convertible Preferred Stock, par value $41.8875 per share ("Crown Preferred Stock") or (2) FF 225 in cash. The Offer was made pursuant to the terms of the Exchange Offer Agreement dated May 22, 1995, as amended (the "Exchange Offer Agreement") between Crown and Compagnie Generale d'Industrie et de Participations ("CGIP"), a French societe anonyme and the principal shareholder of CarnaudMetalbox. A description of the Exchange Offer Agreement was previously reported in Crown's Current Reports on Form 8-K dated May 22, 1995 and
December 28, 1995 and Crown's Proxy Statement/Prospectus (the
"Proxy Statement") dated November 14, 1995 forming a part of Crown's Amendment No. 1 to its Registration Statement on Form S-4 (No. 33-64167) (the "Registration Statement") filed with the Securities and Exchange Commission on November 14, 1995.

          85,923,200 CarnaudMetalbox Shares, representing approximately 98.7% of the outstanding CarnaudMetalbox Shares, were validly tendered into the Offer. Of the 85,923,200 CarnaudMetalbox Shares tendered, 40,125,825 were tendered for cash (aggregating approximately FF 9.0 billion or $1.8 billion) and 45,797,825 were exchanged for Units (resulting in Crown issuing 37,300,898 shares of Crown Common Stock and 12,432,622 shares of Crown Preferred Stock). Pursuant to the terms of the Exchange Offer Agreement, CGIP exchanged its CarnaudMetalbox Shares for Units and received 21,330,903 shares of Crown Common Stock and 7,110,300 shares of Crown Preferred Stock. CGIP's shares of Crown Common Stock and Crown Preferred Stock are held pursuant to the Shareholders Agreement described below.

          The financing for the cash portion of the consideration paid in the Offer was obtained pursuant to the Revolving Credit and Term Loan Agreement dated December 1, 1995 (the "Credit Agreement") among Crown, a syndicate of financial institutions,


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Chemical Bank as arranger and administrative agent, and Credit
Suisse and Societe Generale as arrangers and documentation agents previously reported in Item 5 of Crown's Current Report on Form
8-K dated December 1, 1995.

          In accordance with the terms of the Exchange Offer Agreement, Crown has adopted Amended and Restated Articles of Incorporation and the terms of Crown Preferred Stock and has amended and restated its Bylaws, which are filed as exhibits hereto and incorporated herein by reference to Exhibits 3.1, 3.2 and 3.3, respectively, of Crown's Registration Statement on Form 8-A dated February 20, 1996.


Shareholders Agreement

          Pursuant to the Exchange Offer Agreement, Crown and CGIP entered into the Shareholders Agreement dated as of February 22, 1996 (the "Shareholders Agreement"). Subject to the terms of the Shareholders Agreement, CGIP has agreed to certain standstill provisions which prohibit CGIP from acquiring beneficial ownership of voting securities representing more than 19.95% of the outstanding Total Voting Power (as defined in the Shareholders Agreement) of Crown, making a Takeover Proposal (as defined in the Shareholders Agreement) for Crown or its subsidiaries and taking certain other actions.

          The Shareholders Agreement provides that CGIP is entitled to designate up to three persons (the "CGIP Designees") to be nominated for election as directors of Crown at each annual meeting of Crown shareholders, depending on the amount of Crown voting securities beneficially owned by CGIP. On February 22, 1996, the Crown Board of Directors elected Ernest-Antoine Seilliere, Guy de Wouters and Felix G. Rohatyn to the Crown Board in accordance with this provision.

          CGIP has also agreed to vote any Crown voting securities beneficially owned by CGIP during the Standstill Period (as defined in the Shareholders Agreement and described generally below) in the manner recommended by Crown's Board of Directors in connection with the election of directors of Crown and any question relating to a Takeover Proposal.

          The Shareholders Agreement also contains provisions relating to Crown's dividend policy and debt rating, certain restrictions on CGIP's sale or transfer of its shares of Crown


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


Stock and CGIP's registration rights with respect to its shares of Crown Stock.

          The Standstill Period began on February 22, 1996 and terminates under certain circumstances upon the earliest to occur of (i) the later of February 22, 1999 and the date on which CGIP beneficially owns voting securities of Crown representing less than 3.5% of the outstanding Total Voting Power of Crown, (ii) the date Crown breaches certain provisions relating to CGIP's board representation or Crown's dividend policy or debt rating,
(iii) the date Crown agrees to recommend (or ceases to oppose) the consummation of a Specified Event (as defined in the Shareholders Agreement) or enters into, or takes material steps to solicit, an agreement with respect to certain fundamental corporate transactions involving Crown or its subsidiaries, (iv) the date a person other than CGIP acquires 25% of the Total Voting Power of Crown, or (v) the date any CGIP Designee fails to be elected to Crown's Board of Directors.

          A summary of the Shareholders Agreement was previously reported under the caption "THE SHAREHOLDERS AGREEMENT" in the Proxy Statement. In addition, the foregoing description is qualified in its entirety by reference to the complete text of the Shareholders Agreement, which is incorporated herein by reference and attached hereto as Exhibit 2.2.

Item 5.  Other Events.

          On February 22, 1996, the Crown Board of Directors declared a cash dividend of $0.25 per share of Crown Common Stock payable on March 29, 1996 to shareholders of record on March 15, 1996. Dividends on the Crown Preferred Stock issued in conjunction with the Offer will accrue from the issuance date of February 26, 1996, but have not been declared. Such dividends are expected to be payable on May 20, 1996.


Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements of CarnaudMetalbox.

          The audited consolidated financial statements of CarnaudMetalbox for the years ended December 31, 1993 and 1994, and the independent auditors' report thereon, which are required to be filed herewith were previously reported on pages F-1 through F-46 of Crown's Proxy Statement forming a part of the Registration Statement and such financial statements are filed as



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


Exhibit 99.1 hereto and are incorporated herein by reference. The audited consolidated financial statements of CarnaudMetalbox for the year ended December 31, 1995 and the independent auditors' report thereon, which are required to be filed herewith are not included herein. Such financial statements will be filed as soon as practicable, but no later than 60 days after the date this report is required to be filed.

     (b)  Pro Forma Financial Information.

          The pro forma financial information required by Article
11 of Regulation S-X in connection with the acquisition of CarnaudMetalbox reported in Item 2 of this Form 8-K is not included herein. Such pro forma financial information will be filed as soon as practicable, but no later than 60 days after the date this report is required to be filed.

     (c) The following exhibits are filed as part of this report on Form 8-K:

     2.1 Exchange Offer Agreement dated as of May 22, 1995, as amended, between Crown and Compagnie Generale d'Industrie et de Participations, incorporated by reference to Annex A of Crown's Proxy Statement/Prospectus dated November 14, 1995 forming a part of Crown's Amendment No. 1 to Registration Statement on Form S-4 (No. 33-64167) filed with the Securities and Exchange Commission on November 14, 1995, and to Exhibit 2.1 of Crown's Current Report on Form 8-K dated December 28, 1995.

     2.2  Shareholders Agreement dated February 22, 1996 between
Crown and Compagnie Generale d'Industrie et de Participations.

     3.1  Amended and Restated Articles of Incorporation of
Crown, incorporated by reference to Exhibit 3.1 of Crown's
Registration Statement on Form 8-A dated February 20, 1996.

     3.2 Resolution fixing the terms of Crown Preferred Stock, incorporated by reference to Exhibit 3.2 of Crown's Registration
Statement on Form 8-A dated February 20, 1996.

     3.3 Bylaws of Crown, as amended, incorporated by reference to Exhibit 3.3 of Crown's Registration Statement on Form 8-A dated February 20, 1996.

     10.1 Revolving Credit and Term Loan Agreement, dated as of
December 1, 1995, among Crown, each of the Subsidiary Borrowers as defined therein, the financial institutions which are



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signatories thereto (the "Lenders"), Chemical Bank, as arranger and administrative agent for the Lenders, and Credit Suisse and Societe Generale, as arrangers and documentation agents, incorporated by reference to Exhibit 10.1 of Crown's Current Report on Form 8-K (File No. 1-2227) dated December 1, 1995.


     23.1 Consent of Arthur Andersen LLP, Befec-Price
Waterhouse and Claude Chevalier.

     99.1 The audited consolidated financial statements of CarnaudMetalbox for the years ended December 31, 1993 and 1994, and the independent auditors' report thereon, which were previously reported on pages F-1 through F-46 of Crown's Proxy Statement/Prospectus dated November 14, 1995 forming a part of Crown's Amendment No. 1 to Registration Statement on Form S-4 (No. 33-64167) filed with the Securities and Exchange Commission on November 14, 1995, are hereby incorporated by reference herein.

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


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CROWN CORK & SEAL COMPANY, INC.



                              By  /s/ Alan W. Rutherford
                                 Executive Vice President
                                 Chief Financial Officer



Date: March 18, 1996

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




                          EXHIBIT INDEX


Exhibit No.,
As provided                                            Page in
in Item 601                                            Sequentially
Exhibit Number           Description                   Numbered Copy


2.1                      Exchange Offer Agreement
                         dated as of May 22, 1995,
                         as amended, between Crown
                         and Compagnie Generale
                         d'Industrie et de
                         Participations,
                         incorporated by reference
                         to Annex A of Crown's
                         Proxy Statement/
                         Prospectus dated November
                         14, 1995 forming a part
                         of Crown's Amendment No.
                         1 to Registration
                         Statement on Form S-4
                         (No. 33-64167) filed with
                         the Securities and
                         Exchange Commission on
                         November 14, 1995, and to
                         Exhibit 2.1 of Crown's
                         Current Report on Form 8-K
                         dated December 28, 1995.


2.2                      Shareholders Agreement               12
                         dated February 22, 1996
                         between Crown and
                         Compagnie Generale
                         d'Industrie et de
                         Participations.



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






3.1                         Amended and Restated
                            Articles of Incorporation
                            of Crown, incorporated by
                            reference to Exhibit 3.1
                            of Crown's Registration
                            Statement on Form 8-A
                            dated February 20, 1996.


3.2                         Resolution fixing the
                            terms of Crown Preferred
                            Stock, incorporated by
                            reference to Exhibit 3.2
                            of Crown's Registration
                            Statement on Form 8-A
                            dated February 20, 1996.


3.3                         Bylaws of Crown, as
                            amended, incorporated by
                            reference to Exhibit 3.3
                            of Crown's Registration
                            Statement on Form 8-A
                            dated February 20, 1996.
















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



10.1                     Revolving Credit and Term
                         Loan Agreement, dated as
                         of December 1, 1995,
                         among Crown, each of the
                         Subsidiary Borrowers as
                         defined therein, the
                         financial institutions
                         which are signatories
                         thereto (the "Lenders"),
                         Chemical Bank, as
                         arranger and
                         administrative agent for
                         the Lenders, and Credit
                         Suisse and Societe
                         Generale, as arrangers
                         and documentation agents,
                         incorporated by reference
                         to Exhibit 10.1 of
                         Crown's Current Report on
                         Form 8-K (File No. 1-2227)
                         dated December 1, 1995.


23.1                     Consent of Arthur                    47
                         Andersen LLP, Befec-
                         Price Waterhouse and Claude
                         Chevalier.



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






99.1                     The audited consolidated
                         financial statements of
                         CarnaudMetalbox for the
                         years ended December 31,
                         1993 and 1994, and the
                         independent auditors'
                         report thereon, which
                         were previously reported
                         on pages F-1 through F-46
                         of Crown's Proxy
                         Statement/Prospectus
                         dated November 14, 1995
                         forming a part of Crown's
                         Amendment No. 1 to
                         Registration Statement on
                         Form S-4 (No. 33-64167)
                         filed with the Securities
                         and Exchange Commission
                         on November 14, 1995, are
                         hereby incorporated by
                         reference herein.




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